Empresa Mixta Ecosocialista Siembra Minera, S.	6 Months Ended
Jun. 30, 2017
Empresa Mixta Ecosocialista Siembra Minera, S. [Abstract]
Empresa Mixta Ecosocialista Siembra Minera, S.

Note 8.      Empresa Mixta Ecosocialista Siembra Minera, S.A.:

In August 2016, we executed an agreement ("Mixed Company Agreement") with Venezuela for the formation of a jointly owned company ("Mixed Company") and in October 2016, together with Venezuela, we established Empresa Mixta Ecosocialista Siembra Minera, S.A. ("Siembra Minera"), the entity whose mission is to develop the Brisas Cristinas Project.

Siembra Minera is beneficially owned 55% by Corporacion Venezolana De Mineria, S.A., a Venezuelan government corporation, and 45% by Gold Reserve and the parties will retain their respective interest in Siembra Minera in the event the agreed upon payments, pursuant to the Settlement Agreement, are not made by Venezuela. Siembra Minera holds the gold, copper, silver and other strategic mineral rights within Bolivar State, including the Brisas Cristinas Project, (each having a 40 year term comprised of 20 years with two 10 year extensions) and is, among other things authorized, via Presidential Decrees and Ministerial and Central Bank resolutions, to carry-on its business, pay a net smelter return royalty to Venezuela on the sale of gold, copper, silver and any other strategic minerals over the life of the project and provide net profits participation based on the sales price of gold per ounce. Siembra Minera has not recorded any expenses to date as its initial costs have been borne by the Company and Venezuela.

The Company's cumulative expenditures associated with Siembra Minera through June 30, 2017 amounted to approximately $3.5 million, including approximately $1.6 million in 2016 and $1.9 million during the six months ended June 30, 2017. These expenditures included cash and non-cash compensation and other costs of consultants working on the project.